EXHIBIT 2



                                               [BHP Billiton Logo]

                                               BHP Billiton Limited
                                               180 Lonsdale Street
                                               Melbourne Victoria 3000 Australia
                                               GPO BOX 86A
                                               Melbourne Victoria 3001 Australia
                                               Telephone: 9609 3333
                                               Facsimile +61 3 9609 4372
                                               bhpbilliton.com

2 June 2005


Mr Peter Horton
Company Secretary
WMC Resources Ltd

The Manager
Company Announcements Platform
Australian Stock Exchange Limited



               NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
                          REPORT ON ACCEPTANCE FACILITY

In accordance with Chapter 6C of the Corporations Act 2001 (Cwth), BHP Billiton issues the attached ASIC Form 604 (Notice of Change of Interests of Substantial Holder) in relation to the ordinary shares in WMC Resources Ltd (WMC RESOURCES).

BHP Billiton reports that since its most recent acceptance facility report on 1 June 2005, the aggregate of:

o the number of WMC Resources shares in respect of which acceptance instructions (in the form of acceptance forms and/or directions to custodians to accept BHP Billiton's offer) have been received in the Acceptance Facility as at 8.30am today (as advised by Merrill Lynch Equities (Australia) Limited to BHP Billiton); and

o the number of WMC Resources shares in which BHP Billiton has a relevant interest,

has increased from 16.35% to 29.46%.

The following table is a breakdown of the aggregate amount between those two categories.


-------------------------------------- ------------------------------------ -----------------------------------
                                       Number of WMC Resources Shares       Percentage of WMC Resources'
                                                                            existing issued shares
-------------------------------------- ------------------------------------ -----------------------------------
-------------------------------------- ------------------------------------ -----------------------------------
Acceptance Facility                    126,114,413                          10.73%
-------------------------------------- ------------------------------------ -----------------------------------
-------------------------------------- ------------------------------------ -----------------------------------
Relevant interest                      220,119,830                          18.73%
-------------------------------------- ------------------------------------ -----------------------------------


                               A member of the BHP Billiton group
                               which is headquartered in Austrailia
                               Registered Office:  Level 27, 180 Lonsdale Street
                               Melbourne Victoria 3001 Australia



-------------------------------------- ------------------------------------ -----------------------------------
TOTALS                                 346,234,243                          29.46%

-------------------------------------- ------------------------------------ -----------------------------------


In addition, BHP Billiton notes that it holds economic exposure to 50,624,000 WMC Resources shares (4.31% of the issued share capital) through cash settled derivative contracts.

Yours sincerely

/s/ Ross Mallett

Ross Mallett
Deputy Company Secretary

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                                    FORM 604
                              CORPORATIONS ACT 2001
                                  SECTION 671B

               NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
--------------------------------------------------------------------------------

To Company             WMC Resources Ltd
Name/Scheme
                       --------------------------------------------------------

ACN/ARSN               76 004 184 598
                       --------------------------------------------------------

1. DETAILS OF SUB-
   STANTIAL HOLDER (1)
Name                   Billiton Limited
                       --------------------------------------------------------
ACN/ARSN (if           49 004 028 077
applicable)
                       --------------------------------------------------------
                       This notice is also given by BHP Billiton Limited on
                       behalf of BHP Billiton Plc and on behalf of BHP Billiton
                       Limited's controlled bodies corporate (SUBSIDIARIES) and
                       on behalf of BHP Billiton Plc's controlled bodies
                       corporate including those named in Annexure A of the Form
                       603 "Notice of initial substantial holder" dated 22 March
                       2005

There was a change in the
interests of the
substantial holder from         1/06/2005
                                ------------
The previous notice was
given to the company on         1/06/2005
                                ------------
The previous notice was dated   1/06/2005
                                ------------

2. PREVIOUS AND PRESENT VOTING POWER

The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate (2) had a relevant interest (3) in when last required, and when now required, to give a substantial holding notice to the company or scheme, are as follows:

   -----------------------------------------------------------------------------
   Class of      Previous notice                 Present notice
   securities(4) Person's votes  Voting power(5) Person's votes  Voting power(5)
   -----------------------------------------------------------------------------
   Ordinary      121,622,420     10.35%          220,119,830     18.73%
   shares
   -----------------------------------------------------------------------------

3. CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:
  ------------------------------------------------------------------------------

               Person
               whose                      Consideration   Class and
     Date      relevant                   given in        number of   Person's
     of        interest     Nature of     relation        securities  votes
     change    changed      change (6)    to change (7)   affected    affected
  ------------------------------------------------------------------------------
  1/06/2005   BHP         Purchaser of    $7.85 for each  98,497,410  98,497,410
              Billiton    securities      WMC Resources   ordinary
              Lonsdale    pursuant to     Ltd ordinary    shares
              Investments contracts       share
              Pty Ltd     arising as a
                          result of
                          acceptances
                          of takeover
                          offers as set
                          out in the
                          Bidder's
                          Statement, the
                          form of which
                          was given to the
                          Australian Stock
                          Exchange Limited
                          by the substantial
                          holder on 21 March
                          2005
  ------------------------------------------------------------------------------
  As above  BHP          Taken under      Nil          As above    As above for
  for BHP   Billiton     section                       for BHP     BHP Billiton
  Billiton  Limited      608(3)(b) of                  Billiton    Lonsdale
  Lonsdale               the                           Lonsdale    Investments
  Investments            Corporations                  Investments Pty Ltd
  Pty Ltd                Act to have a                 Pty Ltd
                         relevant
                         interest by
                         reason of
                         having control
                         of BHP Billiton
                         Lonsdale
                         Investments Pty
                         Ltd
  ------------------------------------------------------------------------------
  As above  Each of the  Taken under      Nil          As above    As above for
  for BHP   Subsidiaries section                       for BHP     BHP Billiton
  Billiton               608(3)(a) of                  Billiton    Lonsdale
  Lonsdale               the                           Lonsdale    Investments
  Investments            Corporations                  Investments Pty Ltd
  Pty Ltd                Act to have a                 Pty Ltd
                         relevant
                         interest by
                         reason of having
                         voting power
                         (through the
                         relevant interests
                         of its associate,
                         BHP Billiton
                         Limited) above
                         20% in BHP
                         Billiton Lonsdale
                         Investments Pty Ltd
  ------------------------------------------------------------------------------

4. PRESENT RELEVANT INTERESTS

Particulars of each relevant interest of the substantial holder in voting securities after the change are as follows:
--------------------------------------------------------------------------------


 Holder    Registered   Person entitled
 of        holder of    to be            Nature of      Class and
 relevant  of           registered       relevant       number of      Person's
 interest  securities   as holder (8)    interest (6)   securities     votes
--------------------------------------------------------------------------------
 BHP         Various      BHP Billiton     Power to      220,119,830 220,119,830
 Billiton    offerees     Lonsdale         control       ordinary
 Lonsdale    who have     Investments Pty  disposal of   shares
 Investments  accepted     Ltd             the
 Pty Ltd     the                           securities
             takeover                      pursuant to
             offers                        the contracts
             referred to                   referred to in
             in paragraph 3                paragraph 3

--------------------------------------------------------------------------------
 BHP       As above     BHP Billiton     Taken under   As above    As above for
 Billiton  for BHP      Lonsdale         section       for BHP     BHP Billiton
 Limited   Billiton     Investments Pty  608(3)(b)     Billiton    Lonsdale
           Lonsdale     Ltd              of the        Lonsdale    Investments
           Investments                   Corporations  Investments Pty Ltd
           Pty Ltd                       Act to have   Pty Ltd
                                         a relevant
                                         interest by
                                         reason of
                                         having control
                                         of BHP
                                         Billiton
                                         Lonsdale
                                         Investments
                                         Pty Ltd
--------------------------------------------------------------------------------
Each of   As above     BHP Billiton     Taken under     As above    As above for
the       for BHP      Lonsdale         section         for BHP     BHP Billiton
Subsid-   Billiton     Investments Pty  608(3)(a) of    Billiton    Lonsdale
iaries    Lonsdale     Ltd              the             Lonsdale    Investments
          Investments                   Corporations    Investments Pty Ltd
          Pty Ltd                       Act to have a   Pty Ltd
                                        relevant
                                        interest by
                                        reason of having
                                        voting power
                                        (through the
                                        relevant interests
                                        of its associate,
                                        BHP Billiton
                                        Limited) above
                                        20% in BHP
                                        Billiton Lonsdale
                                        Investments Pty
                                        Ltd
--------------------------------------------------------------------------------

5. CHANGES IN ASSOCIATION

The persons who have become associates (2) of, ceased to be associates of, or have changed the nature of their association (9) with, the substantial holder in relation to voting interests in the company or scheme are as follows:

           ---------------------------------------------------------------------
           Name and ACN/ARSN       Nature of association
           (if applicable)
           ---------------------------------------------------------------------
           Not applicable          Not applicable
           ---------------------------------------------------------------------

6. ADDRESSES

The addresses of persons named in this form are as follows:

           ---------------------------------------------------------------------
              Name                     Address
           ---------------------------------------------------------------------
           BHP Billiton Limited    C/- BHP BIlliton Limited
           and each other          180 Lonsdale Street, Melbourne, Victoria 3000
           person on whose
           behalf this notice
           is given
           ---------------------------------------------------------------------



------------------------
SIGNATURE

                                                    capacity    Deputy Company
           print name Ross Mallett                              Secretary

           -------------------------------------------------------------------
            sign here /s/ Ross Mallett                date        2/06/2005

                      ------------------------------

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                                   DIRECTIONS

(1) If there are a number of substantial holders with similar or related relevant interests (eg. a corporation and its related corporations, or the manager and trustee of an equity trust), the names could be included in an annexure to the form. If the relevant interests of a group of persons are essentially similar, they may be referred to throughout the form as a specifically named group if the membership of each group, with the names and addresses of members is clearly set out in paragraph 6 of the form.

(2)  See the definition of "associate" in section 9 of the Corporations Act
     2001.

(3) See the definition of "relevant interest" in sections 608 and 671B(7) of the Corporations Act 2001.

(4) The voting shares of a company constitute one class unless divided into separate classes.

(5) The person's votes divided by the total votes in the body corporate or scheme multiplied by 100.

(6)  Include details of:

     (a) any relevant agreement or other circumstances because of which the change in relevant interest occurred. If subsection 671B(4) applies, a copy of any document setting out the terms of any relevant agreement, and a statement by the person giving full and accurate details of any contract, scheme or arrangement, must accompany this form, together with a written statement certifying this contract, scheme or arrangement; and

     (b) any qualification of the power of a person to exercise, control the exercise of, or influence the exercise of, the voting powers or disposal of the securities to which the relevant interest relates (indicating clearly the particular securities to which the qualification applies).

     See the definition of "relevant agreement" in section 9 of the Corporations Act 2001.

(7) Details of the consideration must include any and all benefits, money and other, that any person from whom a relevant interest was acquired has, or may, become entitled to receive in relation to that acquisition. Details must be included even if the benefit is conditional on the happening or not of a contingency. Details must be included on any benefit paid on behalf of the substantial holder or its associate in relation to the acquisitions, even if they are not paid directly to the person from whom the relevant interest was acquired.

(8) If the substantial holder is unable to determine the identity of the person (eg. if the relevant interest arises because of an option) write "unknown'".

(9) Give details, if appropriate, of the present association and any change in that association since the last substantial holding notice.

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